UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2011

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction	(Commission File	(I.R.S.Employer
of incorporation)	Number)	Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:(508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following information is being furnished under Item 2.02 – Results of Operations and Financial Condition. Such information, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

The Company currently estimates its pre-tax loss resulting from catastrophe events in the first quarter of 2011 to be in the range of $48 to $51 million, or $0.69 to $0.73 after-tax per share. Additionally, earnings will be impacted by non-catastrophe winter weather and related loss activity. The increased level of weather-related claims has predominantly come from Northeastern states.

Taking into account this weather-related claim activity and other currently available information, the Company expects first quarter segment income after tax(1) per share to be in the range of $0.48 to $0.53.

(1) )Non-GAAP financial measure. It is defined as income from continuing operations excluding the after-tax impact of net realized investment gains (losses) and gains (losses) on the retirement of debt. The Company believes that measures of segment income after tax provide investors with valuable measures of the performance of the company’s ongoing business because they highlight income from continuing operations attributable to the core operations of the business. Non-GAAP measures should not be construed as substitutes for income from continuing operations, net income or other GAAP measures. Income from continuing operations per share is the most directly comparable GAAP measure for segment income after tax per share. The Company expects first quarter income from continuing operations per share to be in the range of $0.56 to $0.61.

On April 19, 2011, The Hanover Insurance Group, Inc.(the “Company”) issued a press release announcing estimates of the impact of weather-related activity on first quarter results. The release is furnished as Exhibit 99.1 hereto.

Forward-Looking Statements

The Company’s estimates of weather-related catastrophe losses, segment income after-tax per share and income from continuing operations per share are forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995 and relate to estimated weather-related losses and other financial matters incurred prior to the date of this press release. The Company cautions investors that such forward-looking statements are estimates or projections which involve significant judgment and not guarantees of future performance and actual results could differ materially. Investors should consider the risks and uncertainties in the Company’s business that may affect such estimates and future performance, including (i) the inherent difficulties in arriving at such estimates; (ii) variations in the Company’s current estimates that may change as the Company finalizes its financial results; and (iii) other risks and uncertainties that are discussed in readily available documents, including the Company’s annual report and other documents filed by the Company with the Securities and Exchange Commission and which are also available at www.hanover.com under “Investors.”

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1 Press Release of The Hanover Insurance Group, Inc. announcing estimates of the impact of weather-related activity on first quarter results, dated April 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc.

(Registrant)

Date: April, 20, 2011

By:  /s/  David B. Greenfield

        Name: David B. Greenfield

        Title: Executive Vice President, Chief Financial Officer

                  and Principal Accounting Officer

Exhibit Index

Exhibit 99.1 Press Release of The Hanover Insurance Group, Inc. announcing estimates of the impact of weather-related activity on first quarter results, dated April 19, 2011.